SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 11, 2003

WESTERN WIRELESS CORPORATION

(Exact name of registrant as specified in its charter)

Washington	000-28160	91-1638901

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3650 131st Avenue S.E., Bellevue, Washington	98006

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (425) 586-8700

(Former name or former address, if changes since last report)

Item 5. Other Events
SIGNATURE

This Current Report is being filed in connection with the Company’s registration statements to be filed with the Securities and Exchange Commission. The registration statements have not yet become effective. The securities being registered under the registration statements may not be sold, nor may offers to buy be accepted, prior to the time the registration statements become effective. This Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 5. Other Events

     On February 14, 2003, Western Wireless Corporation (the “Company”) filed a Current Report on Form 8-K (the “February 14, 2003 8-K”) which included, as an exhibit, its press release dated February 13, 2003, announcing, among other things, its fourth quarter and full year 2002 financial results. This press release included the non-GAAP financial measure, “EBITDA.”

     On March 27, 2003, the Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the “2002 10-K”). Under Item 6, “Selected Financial Data,” it presented a table which included the non-GAAP financial measure, EBITDA, for each of the five fiscal years in the period ended December 31, 2002. It also referred to EBITDA in Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

     On April 14, 2003, the Company filed a Current Report on Form 8-K (the “April 14, 2003 8-K”) which reported a reconciliation of the non-GAAP financial measure EBITDA previously disclosed in the February 14, 2003 8-K and the 2002 10-K to what the Company believed was its most directly comparable financial measure calculated in accordance with GAAP.

ADJUSTED EBITDA

     In each of the reports listed above, the Company reported the non-GAAP financial measure EBITDA, which it defined as income (loss) from continuing operations before provision for income taxes and cumulative change in accounting principle exclusive of: (i) depreciation and amortization; (ii) asset dispositions; (iii) stock-based compensation; (iv) total other expense, including interest; and (v) minority interests in net loss of consolidated subsidiaries. In such reports, the Company reconciled EBITDA to income (loss) from continuing operations before provision for income taxes and cumulative change in accounting principle.

     In subsequent reports, the Company has redefined EBITDA, which, as redefined, is now referred to as Adjusted EBITDA. Adjusted EBITDA is defined as net income (loss) exclusive of: (i) depreciation, amortization and accretion; (ii) asset dispositions; (iii) stock-based compensation; (iv) interest and financing expense, net; (v) equity in net (income) loss of unconsolidated affiliates, net of tax and other, net; (vi) (gain) loss on sale of joint venture; (vii) minority interests in net loss of consolidated subsidiaries; (viii) provision for income taxes; (ix) discontinued operations; and (x) cumulative change in accounting principle. The Company believes that the GAAP financial measure most directly comparable to the non-GAAP financial measure Adjusted EBITDA is net income (loss). In order to present such non-GAAP financial measure and the reconciliation of such non-GAAP financial measure to its most directly comparable GAAP financial measure for the periods covered by the reports listed above consistently with the non-GAAP financial measure and the reconciliation of such non-GAAP financial measure to its most directly comparable GAAP financial measure reported in subsequent reports, the Company has set forth below, a reconciliation of net income (loss) to Adjusted EBITDA for each of the periods covered by the reports listed above:

Adjustments to Reconcile Net Income (Loss) to Adjusted EBITDA

(Dollars in Thousands)

	Year ended December 31,

	2002			2001

	Domestic	International	Consolidated	Domestic	International	Consolidated

Net income (loss)	$(80,194)	$(105,487)	$(185,681)	$(3,526)	$(151,551)	$(155,077)
Depreciation and amortization	194,003	46,484	240,487	190,601	19,325	209,926
Asset dispositions	21,304		21,304
Stock-based compensation	1,328	(5,450)	(4,122)	4,183	(1,876)	2,307
Interest and financing expense, net	110,080	46,611	156,691	138,384	23,469	161,853
Equity in net (income) loss of unconsolidated affiliates, net of tax and other, net	(315)	(4,717)	(5,032)	8,768	9,852	18,620
Gain on sale of Latvian joint venture
Minority interests in net loss of consolidated subsidiaries		(8,408)	(8,408)		(18,967)	(18,967)
Provision for income taxes	120,687	2,583	123,270
Total discontinued operations	721	(30,360)	(29,639)		5,933	5,933
Cumulative change in accounting principle				6,600	(1,020)	5,580

Adjusted EBITDA	$367,614	$(58,744)	$308,870	$345,010	$(114,835)	$230,175

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Year ended December 31,

	2000

	Domestic	International	Consolidated

Net income (loss)	$39,720	$25,686	$65,406
Depreciation and amortization	120,826	4,235	125,061
Asset dispositions
Stock-based compensation	9,334	10,763	20,097
Interest and financing expense, net	141,182	11,047	152,229
Equity in net (income) loss of unconsolidated affiliates, net of tax and other, net	9,347	1,366	10,713
Gain on sale of Latvian joint venture		(57,412)	(57,412)
Minority interests in net loss of consolidated subsidiaries		(2,058)	(2,058)
Provision for income taxes
Total discontinued operations
Cumulative change in accounting principle

Adjusted EBITDA	$320,409	$(6,373)	$314,036

	Year ended December 31,

	2002	2001	2000	1999	1998

	Consolidated	Consolidated	Consolidated	Consolidated	Consolidated

Net income (loss)	$(185,681)	$(155,077)	$65,406	$(148,773)	$(224,069)
Depreciation and amortization	240,487	209,926	125,061	102,013	74,402
Asset dispositions	21,304
Stock-based compensation	(4,122)	2,307	20,097	79,223
Interest and financing expense, net	156,691	161,853	152,229	99,993	92,227
Equity in net (income) loss of unconsolidated affiliates, net of tax and other, net	(5,032)	18,620	10,713	10,667	2,891
Gain on sale of Latvian joint venture			(57,412)
Minority interests in net loss of consolidated subsidiaries	(8,408)	(18,967)	(2,058)	(1,610)	(479)
Provision for income taxes	123,270
Total discontinued operations	(29,639)	5,933		100,652	210,710
Cumulative change in accounting principle		5,580

Adjusted EBITDA	$308,870	$230,175	$314,036	$242,165	$155,682

     EBITDA is a non-GAAP financial measure generally defined as net income (loss) before interest, taxes, depreciation and amortization. However, when the Company uses the non-GAAP financial measure EBITDA it further excludes the following items: (i) accretion, (ii) asset dispositions; (iii) stock-based compensation; (iv) equity in net (income) loss of unconsolidated affiliates, net of tax and other, net; (v) (gain) loss on sale of joint venture; (vi) minority interests in net loss of consolidated subsidiaries; (vii) discontinued operations; and (viii) cumulative change in accounting principle. Accordingly, the Company has revised the title “EBITDA” that it has used in the past to “Adjusted EBITDA.” Each of the items excluded from Adjusted EBITDA referenced above is presented in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss).

     Other companies in the wireless industry may define Adjusted EBITDA in a different manner or present other varying financial measures, and, accordingly, the Company’s presentation may not be comparable to other similarly titled measures of other companies. The Company’s calculation of Adjusted EBITDA is also not directly comparable to EBIT (earnings before interest and taxes) or EBITDA.

     The Company views Adjusted EBITDA as an operating performance measure and as such, believes that the GAAP financial measure most directly comparable to Adjusted EBITDA is net income (loss). The Company has presented Adjusted EBITDA because this financial measure, in combination with other financial measures, is an integral part of the Company’s internal reporting system utilized by management to assess and evaluate the performance of its business. Adjusted EBITDA is also considered a significant performance measure. It is used by management as a measurement of the Company’s success in obtaining, retaining and servicing customers by reflecting the Company’s ability to generate subscriber revenue while providing a high level of customer service in a cost effective manner. The components of Adjusted EBITDA include the key revenue and expense items for which the Company’s operating managers are responsible and upon which the Company evaluates their performance.

     Adjusted EBITDA is consistent with certain financial measures used in the Company’s Credit Facility and 9.250% Senior Notes due 2013. Such financial measures are key components of several negative covenants including, among others, the limitation on incurrence of indebtedness, the limitations on investments and acquisitions and the limitation on distributions and dividends.

     Adjusted EBITDA should not be construed as an alternative to net income (loss), as determined in accordance with GAAP, as an alternative to cash flows from operating activities, as determined in accordance with GAAP, or as a measure of liquidity. The Company believes Adjusted EBITDA is useful to investors as a means to evaluate the Company’s operating performance prior to financing costs, deferred tax charges, non-cash depreciation and amortization expense and certain other non-cash charges. Although Adjusted EBITDA may be defined differently by other companies in the wireless industry, the Company believes that Adjusted EBITDA provides some commonality of measurement in analyzing operating performance of companies in the wireless industry.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN WIRELESS CORPORATION
(Registrant)

Date: September 11, 2003	By:	/s/ Jeffery A. Christianson

Jeffrey A. Christianson
Senior Vice President and General
Counsel